Kensington Active Advantage Fund
Schedule of Investments
September 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 60.5%	Shares	Value
BNY Mellon Global Infrastructure Income ETF	43,846	$1,707,144
Invesco QQQ Trust Series 1	10,715	6,432,965
iShares 5-10 Year Investment Grade Corporate Bond ETF (a)	42,264	2,286,060
iShares Core High Dividend ETF (a)	22,500	2,755,125
iShares J.P. Morgan EM High Yield Bond ETF	31,923	1,267,024
iShares J.P. Morgan USD Emerging Markets Bond ETF (a)	12,542	1,193,873
John Hancock High Yield ETF	25,076	654,985
SPDR Portfolio S&P 500 Value ETF (a)	51,875	2,870,244
Vanguard S&P 500 ETF	8,450	5,174,611
Vanguard Total Stock Market ETF	14,155	4,645,246
TOTAL EXCHANGE TRADED FUNDS (Cost $26,533,887)		28,987,277

OPEN-END FUNDS - 38.7%	Shares	Value
Manning & Napier High Yield Bond Series - Class Z (b)	1,228,268	12,012,465
Victory Pioneer Strategic Income Fund - Class K	662,589	6,539,755
TOTAL OPEN-END FUNDS (Cost $18,265,758)		18,552,220

SHORT-TERM INVESTMENTS - 13.2%		Value
Investments Purchased with Proceeds from Securities Lending – 13.2%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.27% (c)	6,300,525	6,300,525
TOTAL SHORT-TERM INVESTMENTS (Cost $6,300,525)		6,300,525

TOTAL INVESTMENTS - 112.4% (Cost $51,100,170)		53,840,022
Money Market Deposit Account - 1.1% (d)		521,947
Liabilities in Excess of Other Assets - (13.5)%		(6,469,135)
TOTAL NET ASSETS - 100.0%		$47,892,834

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

(a)	All or a portion of this security is on loan as of September 30, 2025. The fair value of these securities was $6,170,636.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	The rate shown represents the 7-day annualized yield as of September 30, 2025.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2025 was 3.95%.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Kensington Active Advantage Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$28,987,277	$–	$–	$28,987,277
Open-End Funds	18,552,220	–	–	18,552,220
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	6,300,525
Total Investments	$47,539,497	$–	$–	$53,840,022

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $6,300,525 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.